CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)
(Unaudited)

David R. Wilmerding, Jr.
Chairman

November 18, 2020

Fellow Partner:

Our Fund earned $7.19 per share of net investment income in the nine months ended September 30, 2020, compared to $9.02 per share in the same period of 2019.

After providing for the September 30, 2020 distribution, the net asset value per partnership share on September 30, 2020 was $786.74. The net asset value on June 30, 2020, our last report date, was $728.56.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Effective April 18, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services and U.S. Bank National Association, subsidiaries of U.S. Bancorp ®, began to service all backoffice operations, including fund administration, fund accounting, transfer agent and custodial services for the Fund. Additional information regarding this change in service partners was provided to you in the letter you received dated March 27, 2020.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

 If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND

 (A California Limited Partnership)

INVESTMENT ADVISER’S REPORT
(Unaudited)

Portfolio Review

Summary
US markets edged higher in the third quarter with the S&P 500 Index returning 8.93% for the period. Strength was driven in part by a stabilization in new COVID-19 infections and the partial reopening of the economy in certain regions. In July 2020, second quarter earnings were accompanied by corporate guidance that was clouded by virus-driven uncertainty. Still, many companies beat (significantly lower) expectations. Technology was a clear standout with 1% year-over-year EPS growth versus a -33% contraction for the broader market. In September, markets experienced a brief rotation into cyclical value companies, followed by a tug-of-war between secular growth stocks and businesses that were deemed to be early beneficiaries of an economic recovery. For the quarter, information technology and consumer discretionary were the top performing sectors, while energy and financials trailed the broader market.

Performance Attribution
The portfolio underperformed its benchmark index, the S&P 500®, during the quarter.

During the quarter, the largest contributors to relative performance were selections in the health care and communication services sectors, and a combination of overweight to and additive security selection in the materials sector. Conversely, largest detractors were selection in information technology, and positioning in the financials and consumer discretionary sectors.

In health care, a large overweight to Abbott Laboratories and not holding any biotech names drove returns. No exposure to the health care providers and services sub-sector also proved advantageous. Within materials, a significant overweight to Air Products and Chemicals, Inc. bolstered performance. Lastly, in communication services an overweight to media via our stake in Comcast Corporation and no exposure to diversified telecommunication services further contributed to relative performance.

In contrast, selection in the information technology sector, particularly the fund’s large weight in Intel Corporation and underweight to Apple, Inc. were the largest detractors from relative performance for the quarter. Within financials, an overweight to the banks (Wells Fargo & Co. and JPMorgan Chase & Co.) and capital markets (Moody’s Corporation) sub-sectors weigh on returns. Lastly, in consumer discretionary underweight to Amazon.com, Inc. further detracted from relative performance.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)
(Unaudited)

Portfolio Review (concluded)

Outlook
Like others, we’re closely watching and hoping for a vaccine that would allow business activity to normalize.  The range of published GDP growth expectations remains wide, reflecting the continued uncertainty underpinning the market.  While some expect 3 - 6% growth in 2021- with obvious implications for cyclicals- others highlight concerns that economic data is beginning to soften as the nation grapples with the duration of the crisis. As always, we remain steadfastly focused on the individual companies and their collective role in building a balanced, all-weather portfolio.  As we deliberate the risks presented by the pandemic and an abnormal election year, we’re seeking out business models that we believe can grow independently of the virus or the trajectory of the recovery. We’re also working toward balancing this exposure with companies that can benefit from a positive vaccine development or an easing of lockdown measures.  We continue to favor companies engaged with digital payment and remain overweight the consumer as we believe consumption, as a primary driver of GDP growth, is likely to help pull the economy forward. Portfolio holdings in this area include best-in-class companies like Amazon.com, Inc. From a sector perspective, information technology experienced the most significant increase, driven by both portfolio activity and market movements during the quarter. Looking forward, we expect that volatility may present significant opportunities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

PERFORMANCE SUMMARY
As of September 30, 2020
(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
3rd Quarter 2020	8.33%	8.93%	8.22%
1 Year	9.44%	15.15%	5.70%
3 Years*	9.42%	12.28%	9.98%
5 Years*	11.41%	14.15%	14.02%
10 Years*	11.74%	13.74%	12.69%
Annualized	10.89%(1)	11.29%(1)	11.37%(1)
Cumulative	9,119.02%(1)	10,682.61%(1)	10,729.06%(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Average Annual Return
(1) Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
SCHEDULE OF INVESTMENTS
September 30, 2020
(Unaudited)

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS: 98.8%			STAPLES: 3.9%
BASICS: 8.9%			Altria Group, Inc.	15,436	$596,447
Air Products and Chemicals, Inc.	50,413	$15,016,015	Kraft Heinz Co.	3,607	108,030
Cabot Corp.	73,848	2,660,743	Mondelez International, Inc.	10,720	615,864
		17,676,758	PepsiCo, Inc.	37,423	5,186,828
CAPITAL EQUIPMENT: 3.8%			Philip Morris International, Inc.	15,436	1,157,546
Emerson Electric Co.	106,453	6,980,123			7,664,715
General Electric Co.	92,425	575,808
Westinghouse Air Brake Technologies Corp.	496	30,692	TECHNOLOGY: 20.2%
		7,586,623	Alphabet, Inc. Class A*	2,601	3,812,026
			Apple, Inc.	65,616	7,598,989
CONSUMER CYCLICALS: 13.4%			Check Point Software Technologies Ltd. *	38,990	4,692,057
3M Co.	23,636	3,786,014	Cisco Systems, Inc.	24,194	953,002
Comcast Corp. Class A	202,741	9,378,799	Intel Corp.	193,794	10,034,653
NIKE, Inc.	21,213	2,663,080	Microsoft Corp.	43,766	9,205,303
ViacomCBS, Inc. Class B	51,024	1,429,182	Oracle Corp.	60,814	3,630,596
Walt Disney Co.	74,552	9,250,412			39,926,626
		26,507,487
			TRANSPORTATION: 9.1%
ENERGY: 1.6%			Union Pacific Corp.	91,087	17,932,298
Exxon Mobil Corp.	62,101	2,131,927	Total Common Stocks
Schlumberger Ltd.	70,818	1,101,928	(Cost: $24,964,174)		195,236,314
		3,233,855
			* Non-Income Producing
FINANCIAL: 18.4%
Bank of America Corp.	48,170	1,160,415	TOTAL INVESTMENT IN SECURITIES
JPMorgan Chase & Co.	107,818	10,379,639	(Cost: $24,964,174)	98.8%	$195,236,314
Moody's Corp.	70,949	20,564,568	Other assets	1.5%	2,980,910
Wells Fargo & Co.	181,258	4,261,376	Other liabilities	-0.3%	(635,060)
		36,365,998	NET ASSETS
			(Applicable to 251,140 partnership shares outstanding)	100.0%	$197,582,164
HEALTHCARE: 13.7%			Net Asset Value Per Share		$786.74
Abbott Laboratories	112,356	12,227,703
Johnson & Johnson	57,829	8,609,582	Net assets applicable to shares owned by:
Merck & Co., Inc.	73,978	6,136,475	Limited partners
		26,973,760	(251,097 shares)		$197,548,334
			Managing general partners
RETAIL: 5.8%			(43 shares)		33,830
Amazon.com, Inc.*	1,021	3,214,853	NET ASSETS		$197,582,164
Home Depot, Inc.	20,117	5,586,692
Walmart, Inc.	18,345	2,566,649
		11,368,194

	See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS
September 30, 2020
(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2020, there were no transfers among Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of September 30, 2020, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$195,236,314	$195,236,314	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Langhorne B. Smith
David R. Wilmerding, Jr.

INVESTMENT ADVISER
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

ADMINISTRATOR*	Third Quarter Report
U.S, Bank Global	September 30, 2020
Fund Services	(Unaudited)
615 East Michigan Street
Milwaukee, WI 53202	Chestnut Street Exchange Fund
223 Wilmington West
Chester Pike
TRANSFER AGENT*	Chadds Ford, PA 19137
U.S. Bank Global	1-866-311-7541
Fund Services
615 East Michigan Street
Milwaukee, WI 53202

*Effective as of April 18, 2020